Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ORAMED PHARMACEUTICALS INC. IF PUBLICLY DISCLOSED. OMISSIONS ARE DENOTED IN BRACKETS THROUGHOUT THIS EXHIBIT.

Integrium, LLC.	Confidential

Amendment #1 to Clinical Research Organization Services Agreement

Protocol # ORA-D-015

between Oramed, Inc. and Integrium, LLC

BASIC PROVISIONS

Study Title: (the “Study”): “A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy”

Protocol: # (the “Protocol”): ORA-D-015, Amendment #3 dated April 4, 2019

Purpose of Amendment: Revise the contract to reflect two Protocol Amendments, which includes the following changes:

●	Subject number has increased as follows
○	Cohort A (the original contract through Protocol Amend #2) increased from 445 screened to 545 screened
○	Cohort B (added in Protocol Amend #3) added 145 patients screened

[+]

●	Sites:
○	Cohort A: 39 Sites
○	Cohort B: 26 Sites
●	Protocol Amendment 1,2 added the activities below:
○	Writing of 2 Protocol Amendments
○	Writing of 2 ICF Amendments
○	8-month delay in timeline increasing project management, site management, medical monitoring, data management and EDC support management
■	a 3.5-month enrollment hold due to a drug delay
■	a 4.5 month increase in enrollment due to limited drug supply and addition of placebo arm
○	Regulatory processing of 2 Protocol Amendments, IRB submission
○	Creation of CSA amendments for the sites
○	Creation of 23 additional eCRF pages to replace electronic diary, screen programming and UAT testing
○	Increased eCRF pages per complete subject from 106 to 129 increasing data management tasks
○	Increase in EDC platform fees for 8 months
○	Increase in printing to print paper diaries

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●	Protocol Amendment #3 added the activities below:
○	Writing of 1 Protocol Amendment
○	Regulatory Processing of 1 Protocol Amendment, IRB submission
○	Revision of the IWRS system causing a 1.5-month screening delay
○	Addition of 3 months of enrollment to enroll the subjects as stated above in 26 active sites
○	Increase in the number of monitoring visits to monitor the additional subjects
○	Separate Database lock for Cohort A and an additional lock for Cohort B
○	Revision to the SAP and the increase in SAS datasets and TLGs, per Ken
○	Increase in Investigator Grants
○	Increase in IRB processing pass-through fees
○	Increase in EDC platform fees for 4.5 months

Study Timeline: Study timeline increased by 12.5 months

●	Cohort A: 8 months
●	Cohort B: 4.5 months

Projected Time Period of the Services: Effective from November 1, 2017 to May 15, 2020.

Study Specifications Document: Attached Exhibit 2

Revised Study Budget/Payment Schedule:

(a) Revised Budget: Attached Exhibit 3

	Original Contract	Amendment #1	Revised Total
Service Fees	$[+]	$[+]	$[+]
Grants/Site Expenses	$[+]	$[+]	$[+]
Pass-through Expenses	$[+]	$[+]	$[+]
Total Cost	$[+]	$[+]	$[+]

(b) Revised Payment Schedule/Advanced Payments: Payments will be made based on the revised payment schedule, Exhibit 4. All previous payments made by Oramed under the Contract Research Organization Services Agreement will be credited and reconciled with the value of this Amendment #1.

All other provisions of the Service Order shall remain unchanged and in effect.

Amendment #1 to Oramed Clinial Research Organization Services Agreement Protocol # ORA-D-015	2

Integrium, LLC.	Confidential

This Amendment #1 (“First Amendment”) to the Contract Research Organization Agreement (the “Agreement”) made this 18th day of April, 2019, by and between Oramed Ltd. (“Sponsor”), an Israeli company, with principal offices located at Hi-Tech Park 2/4 Givat-Ram, P.O. Box 39098, Jerusalem, 91390, Israel (“Sponsor”), and Integrium, LLC., a California limited liability company with its principal place of business located at 14351 Myford Road, Suite A, Tustin, CA 92780 (“Integrium”).

WHEREAS, the Agreement by and between Sponsor and Integrium was effective on November 1, 2017; and

WHEREAS, the parties now enter into this First Amendment to the Agreement for the purposes of amending the contract to reflect certain changes in scope and associated costs as indicated on page one of this First Amendment; and

NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Service Order

Pursuant to the Agreement, this First Amendment to Agreement is attached to the Agreement, and Integrium and Sponsor each authorize the other party to attach this First Amendment to the Agreement to the Agreement in its possession.

2. Scope of Services

Integrium shall perform services as required for the execution of the “Protocol”, Exhibit “1” and specification of the Services as provided in Exhibit “2”. Further revisions to the Protocol and/or any Project Assumptions may require further revisions to the study budget.

3. Compensation and Payment

3.1 For its performance of the services under this Agreement, Integrium shall receive compensation as set forth in the Budget, Exhibit “3” and Payment Schedule included, Exhibit “4”. All invoices shall be paid within thirty (30) days of invoice date. Integrium shall not be responsible for any Study timeline delays, due to lack of payment or late payment from Sponsor.

3.2  Payments to Integrium shall be made to:

Integrium, LLC

100 E. Hanover Avenue

Suite 401

Cedar Knolls, NJ 07927 USA

Tax ID#: 33-0796857

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Integrium, LLC.	Confidential

Wiring Information:

Bank of the West

4400 MacArthur Blvd

Suite 400

Newport Beach, CA 92660

Routing/ABA # [+]

Bank Account # [+]

Bank Account Name [+]

4. Timelines

It is acknowledged that Sponsor desires to progress the Study at the maximum speed possible, in a manner consistent with good clinical practices and adherence to FDA regulations. Integrium shall use reasonable best efforts to meet the Timeline for the Study set forth in Exhibit “A”.

5.  Representations and Warranties of Integrium

Integrium represents and warrants to Sponsor that all of the representations and warranties made by Integrium in the Agreement are true and correct on the date of this Amendment #1 to the Agreement as if made on the date of this Amendment #1.

IN WITNESS THEREOF, this Service Order has been executed by the parties hereto through their duly authorized officers as of the date set forth above.

For and on behalf of	For and on behalf of
Integrium, LLC	Oramed Ltd.

/s/ Jessica Coutu	/s/ Nadav Kidron /s/ Miriam Kidron
By: Jessica Coutu	By: Nadav Kidron Miriam Kidron
Title: Senior Director, Contract Administration	Title: CEO CSO
Date: May 1, 2019	Date: May 1, 2019

Amendment #1 to Oramed Clinial Research Organization Services Agreement Protocol # ORA-D-015	4

Integrium, LLC.	Confidential

Integrium/ Oramed

Exhibit 1

Protocol Number: ORA-D-015

Amendment #3

Date: April 4, 2019

(Remainder of Page Intentionally Left Blank)

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Integrium, LLC.	Confidential

Integrium/Oramed

Exhibit 2

Study Specifications

(Remainder of Page Intentionally Left Blank)

Amendment #1 to Oramed Clinial Research Organization Services Agreement Protocol # ORA-D-015	6

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Study Specifications Document

Project Identifiers
Sponsor Company	Oramed Ltd.
Protocol Number	ORA-D-015
Protocol Title	A Placebo-controlled, Multi-center, Randomized, Phase 2b Study to Evaluate the Efficacy and Safety of ORMD-0801 in Type 2 Diabetes Mellitus Patients with Inadequate Glycemic Control on Oral Therapy
Investigational Product(s)	ORMD-0801
Indication	Type 2 Diabetes Mellitus
Therapeutic Area	Metabolic
Study Phase	III
Sponsor Country	Israel
Country Locations	US

Study Assumptions
Subjects
# Subjects Screened	[+]
% Screen Failure Rate	[+]%
# Screen Failures	[+]
# Subjects Entering Run-In Phase	[+]
% Run-In Failure Rate	[+]%
# Run-In Failures	[+]
# Subjects Entering Treatment Phase	[+]
% Early Termination Rate	[+]%
# Early Terminations	[+]
# Subjects Complete	[+]
Sites
# Sites Identified	[+]
Total Sites Cohort A	[+]
# Central IRB Sites	[+]
# Local IRB Sites	[+]
Total Sites Active Cohort B	[+]
Enrollment
# Screened/site	[+]
# Screened/site/week	[+]
# Enrolled/site	[+]
# Enrollment Rate (per site/per month)	[+]
# Randomized/site	[+]
# Randomization Rate (per site/ month)	[+]

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Third Party Vendors
Meeting Planner	1
Central IRB	1
Central Lab	1
CGM Monitors/Supply Vendor	1 - Contracted by Sponsor
Centralized CGM Reader Vendor	1 - Contracted by Sponsor
eDiary/Glucometer Vendor	1 - Contracted by Sponsor
Product Packaging & Distribution	1 - Contracted by Sponsor
IWRS	1 - Contracted by Sponsor

Project Meetings	# Meetings	Assumptions
Investigator/CRA Training Meeting	[+]	[+]
Launch Meeting	[+]	[+]
Sponsor Team Teleconferences	[+]	[+]
Internal Team Teleconferences	[+]	[+]
CRA Teleconferences	[+]	[+]

Monitoring Assumptions
# CRAs	[+]
# Pre-Study Selection Visits	[+]
# Initiation Visits	[+]
For sites where PI and Study Coordinator do not attend Invest. Mtg
# Interim Monitoring Visits	[+]
Monitoring Interval (Maximum - weeks)	[+]
# Interim Monitoring Visits/site	[+]
# Additional Days on-site/site	[+]
# 1-day Interim Monitoring Visits	[+]
# Additional Days	[+]
# Close-out Visits	[+]

Safety Assumptions
SAE rate (%)	[+]%
Estimated # SAEs	[+]
Estimated # Expedited SAEs	[+]
Data Management
CRF pgs per randomized patient	[+]
Unique CRFs/Subject	[+]
Non-Unique CRFs/Subject	[+]
CRF pgs per early term	[+]
CRF pgs per screen failure	[+]

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Total CRF Pages	[+]
Complete subjects	[+]
Early Terms	[+]
Screen Failures	[+]
Total DM Datasets	[+]
Total Edit Checks	[+]
Estimated # Total Queries	[+]
Estimated # Queries/Patient (1/5 pages)	[+]
Manual Coding
# Medical History/Subject	[+]
# ConMeds/Subject	[+]
# AEs/Subject	[+]
Data Transfers
# Sponsor Transfers	[+]
test, final
# Lab Transfers	[+]
test, monthly, final
# PK Transfers	N/A

# Electronic Diary Lab Transfers	[+]
test, quarterly, final
# Central CGM Reader Transfers	[+]
test, quarterly, final
# IWRS Transfers	No charge, integrated with EDC

Statistical Analysis	The following assumptions are estimates. The total number of TLGs will be defined upon the finalization of the Statistical Analysis Plan. An amendment to the budget will be issued at that time, if applicable.
# SAS Datasets	[+]
Estimated Tables
# Standard and Non-Standard Repeat	[+]
# Non-Standard Unique	[+]
Estimated Listings
# Standard and Non-Standard Repeat	[+]
# Non-Standard Unique	[+]
Estimated Graphs
# Standard and Non-Standard Repeat	[+]
# Non-Standard Unique	[+]
Exploratory Output
# Exploratory Tables	[+]
# Exploratory Listings	[+]
# Exploratory Graphs	[+]
pK Parameters	[+]
Post-hoc Analysis	[+]

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EDC – DSG
Number of Screens
Unique Screens	[+]
Redundant Screens	[+]
Site Patient Activity Duration (Months)	[+]
Enrollment Duration (Months)	[+]
Server Activity Duration (Months)	[+]
Usage Fee/Help Desk Fees
Product Usage Fee/Month	$[+]
Intregrium Archiving Pricing
CD/DVD per site	$[+]
Clinical Study Report	The budget is based on one draft and one final version of the CSR, assuming there will be no hyperlinking. If hyperlinking and/or additional versions of the CSR are requested, they will be provided at the study hourly rate for the actual additional hours.

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Project Timeline

Project Activity	Date	Month #	Week #
Study Start Date	[+]	[+]	[+]
Final Protocol Date	[+]	[+]	[+]
First Patient enrolled at OCRC	[+]	[+]	[+]
EDC Set-Up Complete	[+]	[+]	[+]
Investigators' Meeting	[+]	[+]	[+]
First Patient Screened	[+]	[+]	[+]
First Patient Enter Run-In Period	[+]	[+]	[+]
First Patient Enter Part 1 Titration	[+]	[+]	[+]
First Patient Enter Part 2 Maintenance	[+]	[+]	[+]
Start of Screening Hold	[+]	[+]	[+]
End of Screening Hold	[+]	[+]	[+]
First Patient Last Visit	[+]	[+]	[+]
Additional Full Placebo at CSM with all required documents	[+]	[+]	[+]
Additional Full Placebo packaged/ready for shipment to site	[+]	[+]	[+]
Last Patient Screened Cohort A	[+]	[+]	[+]
Last Patient Enter Run-In Period Cohort A	[+]	[+]	[+]
Last Patient Part 1 Titration Cohort A	[+]	[+]	[+]
Last Patient Enter Part 1 Cohort A	[+]	[+]	[+]
Last Patient Part 2 Maintenance Cohort A	[+]	[+]	[+]
Last Patient Last Visit Cohort A	[+]	[+]	[+]
Last IMV Cohort A	[+]	[+]	[+]
Cohort A Database Lock	[+]	[+]	[+]
Cohort A Draft Final TLGs	[+]	[+]	[+]
Cohort A Final TLGs	[+]	[+]	[+]
Draft CSR	[+]	[+]	[+]
Final CSR	[+]	[+]	[+]
Estimated IWRS Cohort B Go-live Date	[+]	[+]	[+]
First Subject Screened Cohort B	[+]	[+]	[+]
First Subject Run-in Cohort B	[+]	[+]	[+]
First Subject Randomized Cohort B	[+]	[+]	[+]
First Subject Last Visit Cohort B	[+]	[+]	[+]
Last Subject Screened Cohort B	[+]	[+]	[+]
Last Subject Run-in Cohort B	[+]	[+]	[+]
Last Subject Randomized Cohort B	[+]	[+]	[+]
Last Subject Last Visit Cohort B	[+]	[+]	[+]
Last IMV	[+]	[+]	[+]
Database Lock	[+]	[+]	[+]
Draft Final TLGs	[+]	[+]	[+]
Final TLGs	[+]	[+]	[+]
Draft CSR	[+]	[+]	[+]
Final CSR	[+]	[+]	[+]
CRO End Date	[+]	[+]	[+]
Total Project Duration (Months)	[+]

	Months	Weeks	Phase
Start-up	[+]	[+]	I
Enrollment	[+]	[+]	II
Treatment	[+]	[+]	III
LPLV-DBL	[+]	[+]	IV
DBL-CRO End	[+]	[+]	V
	[+]	[+]

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Integrium, LLC.	Confidential

Integrium/Oramed

EXHIBIT 3

Study Budget

(Remainder of Page Intentionally Left Blank)

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Study Budget

	STUDY START-UP	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
1	Project Management (Start Up)	$[+]	5.6	Month	$[+]
2	Develop/Finalize Project Management Plan	$[+]	1	Plan	$[+]
3	Project Launch Webcast Meeting/Training	$[+]	1	Meeting	$[+]
41	Study Materials Management	$[+]	39.0	Site	$[+]
42	Source Documentation Development	$[+]	1.0	Total	$[+]
43	Site Identification	$[+]	41.0	Site	$[+]
44	Pre-study Site Evaluation Visit	$[+]	22.0	Visit	$[+]
45	Develop/Finalize CRA Monitoring Plan	$[+]	1	Plan	$[+]
46	Study Manual/Quality Plan	$[+]	1	Total	$[+]
47	Data Management Plan ("DMP")	$[+]	1	Total	$[+]
48	Regulatory Document Collection - Start Up	$[+]	39.0	Site	$[+]
	Reg. Doc. Collection - Protocol Amendments	$[+]	106.0	Amend*Site	$[+]
49	Investigator Budget/Contract Negotiations	$[+]	39.0	Site	$[+]
	Site CSA Amendments	$[+]	38.0	Site	$[+]
50	Investigator Meeting and Preparation	$[+]	1	Meeting	$[+]
51	Clinical System Set-Up Configuration/Maintenance	$[+]	40	Total	$[+]
52	Generate Randomization Codes	$[+]	1	Randomization	$[+]
	STUDY START-UP FEES TOTAL				$[+]
	EDC STUDY START-UP	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
17	eCRF Development	$[+]	1.0	Total	$[+]
18	eCRF Completion Instructions	$[+]	1.0	Total	$[+]
19	Edits Specifications and Programming	$[+]	1.0	Total	$[+]
20	Validate/Test Data Entry Screens (UAT)	$[+]	1.0	Total	$[+]
21	Annotate CRF	$[+]	1	Total	$[+]
22	Clinical Database Development-SDTM Dataset Creation/Documentation	$[+]	1.0	Total	$[+]
23	Platform Study Set-up Fee	$[+]	1	Total	$[+]
24	Database Design and Validation Specifications	$[+]	1.0	Database	$[+]
25	EDC Kick-Off Meeting	$[+]	1	Meeting	$[+]
26	Set-up Standard Data Entry Screens	$[+]	1.0	Total	$[+]
27	Training Session	$[+]	1	Study	$[+]
28	Project Manage all aspects of EDC start-up	$[+]	1	Start-up	$[+]
29	Create Enrollment Screen	$[+]	1	Total	$[+]
30	Integrating EDC System with IWRS System	$[+]	1	Total	$[+]
31	Data Export Programming	$[+]	35.0	Dataset	$[+]
32	Create Custom Reports	$[+]	1	Report	$[+]
33	Register users and maintain passwords for life of study (per user (4 per site + 6 for sponsor))	$[+]	162.0	Per User	$[+]
	EDC START-UP FEES TOTAL				$[+]

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	CLINICAL MONITORING	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
34	Project Management (enrollment phase)	$[+]	15.6	Month	$[+]
35	Project Management (treatment phase)	$[+]	4.4	Month	$[+]
36	Project Management Study (LPLV to DBL)	$[+]	2.1	Month	$[+]
37	Project Management Study (DBL to CRO end)	$[+]	2.9	Month	$[+]
38	Sponsor Team Teleconferences	$[+]	66.0	Telecon	$[+]
39	Internal Team Teleconferences	$[+]	6	Telecon	$[+]
40	CRA Teleconferences	$[+]	12	Telecon	$[+]
41a	Trial Master File Cohort A	$[+]	40	Site, Gen. File	$[+]
41b	Trial Master File Cohort B	$[+]	29	Site, Gen. File	$[+]
42a	Regulatory Document Maintenance Cohort A	$[+]	897	Month	$[+]
42b	Regulatory Document Maintenance Cohort B	$[+]	196	Month	$[+]
43	Site Initiation Visits	$[+]	23	Site	$[+]
44a	Site Management Cohort A	$[+]	920	Site*Month	$[+]
44b	Site Management Cohort B	$[+]	203	Site*Month	$[+]
45	Interim Monitoring Visits - One Day	$[+]	350	Visit	$[+]
46	Interim Monitoring Visits - Additional Day On-site	$[+]	100	Day	$[+]
47	Close-out Visits	$[+]	39.0	Visit	$[+]
48a	Site Grant Administration Cohort A	$[+]	20.0	Month	$[+]
48b	Site Grant Administration Cohort B	$[+]	5.0	Month	$[+]
	CLINICAL MONITORING/LOGISTICS SERVICES SUBTOTAL				$[+]
	MEDICAL/SAE MANAGEMENT	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
49	Medical Management	$[+]	22	Month	$[+]
50	Create Safety Plan	$[+]	1	Plan	$[+]
51	Review Protocol Deviation Log	$[+]	22	Month	$[+]
52	Tracking Protocol Waivers	$[+]	22	Month	$[+]
53	Lab Alert/Patient Review	$[+]	22	Month	$[+]
54	Review of AE Data Listings on a Monthly basis	$[+]	22	Month	$[+]
55	Create Safety Database	$[+]	1	Database	$[+]
62	SAE Management	$[+]	19.0	SAE	$[+]
	MEDICAL/SAE MANAGEMENT SERVICES SUBTOTAL				$[+]
	DATA MANAGEMENT	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
56	Data Entry Activities	$[+]	56,264	CRF Pg	$[+]
57	Generate/Track/Resolve Queries	$[+]	11253	Query	$[+]
58	Data Cleaning/Manual Listing Review	$[+]	417	Patient	$[+]
59	Import Other Data	$[+]	25	Transfer	$[+]
60	Export Data to Sponsor	$[+]	2	Transfer	$[+]
61	Manual Coding	$[+]	4170	Manual Code	$[+]
63	Archive Study Records, Database	$[+]	1	Database	$[+]
64	Data Base Lock Activities - Cohort A	$[+]	1	Total	$[+]
	Data Base Lock Activities - Cohort B	$[+]	1	Total	$[+]
	DATA MANAGEMENT FEES SUBTOTAL				$[+]

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	EDC SYSTEM MAINTAINANCE	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
65	Coding System (Set-up Cost) [WHO/MEDRA]	$[+]	1	Access User	$[+]
66	Third Party Data Integrations	$[+]	32	Transfer	$[+]
67	SAS Platform (months)	$[+]	30	Month	$[+]
68	Help Desk Support	$[+]	22	Month	$[+]
69	Ongoing Support Project Management	$[+]	15	Month	$[+]
70	CRF Export Programming (Site Archives, eCRFs for Submission)	$[+]	1	Total	$[+]
71	Provide End of Study Archives to All Sites and 2 Copies to Sponsor	$[+]	1.0	Total	$[+]
	EDC SYSTEM SET-UP AND MAINTAINANCE SUBTOTAL				$[+]
	BIOSTATISTICAL ANALYSIS	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
72	Draft & Final Statistical Analysis Plan (SAP)	$[+]	1	SAP	$[+]
73	Analysis DataSets	$[+]	17	Dataset	$[+]
74	Create/Document ADaM (Submission Ready) Datasets	$[+]	17	Dataset	$[+]
75	Statistical Programming Deliverables (TLGs)	$[+]	191	T/L/G	$[+]
76	Generate/QC TLFs	$[+]	208	Appendix	$[+]
77	Output Review/Dry Runs	$[+]	3	Dry Run	$[+]
78	Post-hoc Analysis Hours	$[+]	120	Hour	$[+]
	BIOSTATISTICAL ANALYSIS SUBTOTAL				$[+]
	MEDICAL WRITING	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
79a	Finalize Protocol	$[+]	1	Protocol	$[+]
79b	Write Protocol Amendment	$[+]	3	Amendment	$[+]
80a	Develop/Finalize ICF	$[+]	1	Total	$[+]
80b	Develop/Finalize ICF Amendment	$[+]	2	Amendment	$[+]
81	Final CSR	$[+]	1	Total	$[+]
	MEDICAL WRITNG SUBTOTAL				$[+]
	CRO SERVICE FEES GRAND TOTAL				$[+]
	PASS THROUGH COSTS	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
1	Pre-study Site Evaluation Visit	$[+]	22	Visit	$[+]
2	Site Initiation Visit	$[+]	23	Visit	$[+]
3a	Interim Monitoring Visits - One Day	$[+]	350	Visit	$[+]
3b	Interim Monitoring Visits - Additional Day On-site	$[+]	100	Day	$[+]
4	Close-out Visits	$[+]	39	Visit	$[+]
5	Investigators' Meeting Planner	$[+]	1	Meeting	$[+]
6	Investigator Grants	$[+]			$[+]
6a	# Patients Completed	$[+]	317	Patient	$[+]
6b	# Screen Failures	$[+]	273	Patient	$[+]
6c	# Run-In Failures	$[+]	57	Patient	$[+]
6d	# Early Terminations	$[+]	43	Patient	$[+]
6e	# Rescue Visits	$[+]	1	Visit	$[+]
6f	# Unscheduled visits	$[+]	1	Visit	$[+]
7	Site: Advertising/Patient Recruitment	$[+]	39	Site	$[+]
8	Site: Archive Fees	$[+]	39	Site	$[+]
9	Site: Start-up Costs	$[+]	39	Site	$[+]
10	Site: Estimated Rescue Meds	$[+]	40	Site	$[+]

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	PASS THROUGH COSTS	UNIT COST	UNITS	MEASURE OF UNIT	TOTAL
11	Site: Regulatory Fee	$[+]	1	Site	$[+]
12	Site: Pharmacy Fee	$[+]	1	Total	$[+]
13	Central Laboratory Fees	$[+]	1.0	Total	$[+]
14	IWRS Fees	$[+]	1	Total	$[+]
15a	Central IRB - Protocol & Advertising Submission	$[+]	1	Protocol	$[+]
15b	Central IRB - Site Submissions	$[+]	39	Protocol	$[+]
15	Central IRB annual renewal	$[+]	39	Year	$[+]
15d	Central IRB Amendments	$[+]	67	Amendment	$[+]
15e	Central IRB Closeout Fee	$[+]	39	Site	$[+]
15f	Central IRB PI Change	$[+]	1	Site	$[+]
15g	Central IRB - Site Specific Translations	$[+]	2	Translation	$[+]
15h	Central IRB - Advertising Approval	$[+]	4	Approval	$[+]
16	Mixed Meal Tolerance Test Supplies: Ensure	$[+]	40	Site	$[+]
17a	EDC Platform Product Usage	$[+]	25	Total	$[+]
17b	EDC Coding System Integration Fee [WHO/MEDRA]	$[+]	1	Total	$[+]
18	End of study archive CDs to sites; 2 copies to Sponsor	$[+]	41	Total	$[+]
19	Launch Binders	$[+]	40	Binder	$[+]
20	Regulatory Binders	$[+]	40	Binder	$[+]
21	Copying/ Printing	$[+]	1	Total	$[+]
22	Postal & Shipping Fees	$[+]	1	Total	$[+]
23	Sponsor/Internal - Teleconferences	$[+]	1	Total	$[+]
	PASS-THROUGH COSTS TOTAL				$[+]
	PROJECT'S OVER-ALL TOTAL COST				$[+]

Amendment #1 to Oramed Clinial Research Organization Services Agreement Protocol # ORA-D-015	16

Integrium, LLC.	Confidential

Exhibit 4

Study Payment Schedule

Payment Schedule

Monthly Management Fees	Month			$ Amount	Verification of Milestone Completion/Deliverables
Project Management Fees	November 2017			$[+]	Paid
Project Management Fees	December 2017			$[+]	Paid
Project Management Fees	January 2018			$[+]	Paid
Project Management Fees	February 2018			$[+]	Paid
Project Management Fees	March 2018			$[+]	Paid
Project Management Fees	April 2018			$[+]	Paid
Project Management Fees	May 2018			$[+]	Paid
Project Management Fees	June 2018			$[+]	Paid
Project Management Fees	July 2018			$[+]	Paid
Project Management Fees	August 2018			$[+]	Paid
Project Management Fees	September 2018			$[+]	Paid
Project Management Fees	October 2018			$[+]	Paid
Project Management Fees	November 2018			$[+]	Paid
Project Management Fees	December 2018			$[+]	Paid
Project Management Fees	January 2019			$[+]	Paid
Project Management Fees	February 2019			$[+]	Paid
Project Management Fees	March 2019			$[+]	Paid
Project Management Fees	April 2019			$[+]	Invoiced Monthly
Project Management Fees	May 2019			$[+]	Invoiced Monthly
Project Management Fees	June 2019			$[+]	Invoiced Monthly
Project Management Fees	July 2019			$[+]	Invoiced Monthly
Project Management Fees	August 2019			$[+]	Invoiced Monthly
Project Management Fees	September 2019			$[+]	Invoiced Monthly
Project Management Fees	October 2019			$[+]	Invoiced Monthly
Project Management Fees	November 2019			$[+]	Invoiced Monthly
Project Management Fees	December 2019			$[+]	Invoiced Monthly
Project Management Fees	January 2020			$[+]	Invoiced Monthly
Project Management Fees	February 2020			$[+]	Invoiced Monthly
Project Management Fees	March 2020			$[+]	Invoiced Monthly
Project Management Fees	April 2020			$[+]	Invoiced Monthly
Project Management Fees	May 2020			$[+]	Invoiced Monthly
Total Monthly Management Fees:				$[+]

Monthly Service Fees	Date	% Total Service Budget	% Milestone Service Budget	$ Amount	Verification of Milestone Completion/Deliverables
Contract Execution	12/1/2017	4.15%	10.48%	$[+]	Paid
Cohort A: 1st Subject Entered	4/20/2018	2.08%	4.18%	$[+]	Paid
Cohort A: 25% Subjects Randomized	6/4/2018	3.46%	6.97%	$[+]	Paid
Cohort A: 50% Subjects Randomized	7/19/2018	3.46%	6.97%	$[+]	Paid
Cohort A: 75% Subjects Randomized	9/2/2018	3.46%	6.97%	$[+]	Paid
Cohort A: 100% Subjects Randomized	3/29/2019	3.46%	6.97%	$[+]	Paid
Cohort A: 1st Subject Last Visit	8/22/2018	2.08%	4.18%	$[+]	Paid
Cohort A: 25% Subjects Last Visit	10/15/2018	2.08%	4.18%	$[+]	Paid

Amendment #1 to Oramed Clinial Research Organization Services Agreement Protocol # ORA-D-015	17

Integrium, LLC.	Confidential

Cohort A: 50% Subjects Last Visit	11/29/2018	2.08%	4.18%	$[+]	Paid
Cohort A: 75% Subjects Last Visit	1/13/2019	2.08%	4.18%	$[+]	Billed pending payment
Execution of Amendment 1	4/18/2019	2.08%	4.18%	$[+]	Upon execution of Amend. #1
Cohort A: 100% Subjects Last Visit	8/9/2019	2.08%	4.18%	$[+]	Enrollment log
Cohort A: Database Lock	2/18/2020	4.15%	8.37%	$[+]	Database Lock
Cohort A: Draft Final TLGs	3/10/2020	1.80%	3.63%	$[+]	Draft Final TLGs
Cohort B: 1st Subject Entered	5/6/2019	0.83%	1.67%	$[+]	Billed
Cohort B: 25% Subjects Randomized	6/3/2019	0.97%	1.95%	$[+]	Billed
Cohort B: 50% Subjects Randomized	7/1/2019	0.97%	1.95%	$[+]	Billed
Cohort B: 75% Subjects Randomized	7/29/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort A: 100% Subjects Randomized	9/10/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort B: 1st Subject Last Visit	9/16/2019	0.97%	1.95%	$[+]	Billed
Cohort B: 25% Subjects Last Visit	10/4/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort B: 50% Subjects Last Visit	11/1/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort B: 75% Subjects Last Visit	11/29/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort B: 100% Subjects Last Visit	12/17/2019	0.97%	1.95%	$[+]	Enrollment log
Cohort B: Database Lock	2/18/2020	1.11%	2.23%	$[+]	Database Lock
Cohort B: Draft Final TLGs	2/25/2020	0.48%	0.96%	$[+]	Draft Final TLGs
Total Milestone Based Services:		49.59%	100.00%	$[+]

Unit Based Payments: Actual Units Invoiced Monthly	% Total Services Budget	# Units	Unit Cost	$ Amount	Verification of Milestone Completion/Deliverables
SAE Management	0.79%	19	$[+]	$[+]	Invoiced monthly as occurred
Total Unit Based Services:				$[+]

Total Services:				$[+]

Pass-through expenses				$ Amount	Verification of Milestone Completion/Deliverables
Monitoring Visit Travel Expenses				$[+]	Invoiced as Actuals Monthly
Investigator Grants				$[+]	Invoiced and Paid in Advance of Payment to Vendor
Site Start-up Costs				$[+]	Invoiced and Paid in Advance of Payment to Sites
Site Advertising				$[+]	Invoiced as Actuals Monthly
Site Archiving Fees				$[+]	Invoiced as Actuals Monthly
IRB Fees				$[+]	Invoiced as Actuals Monthly
Meeting Planner				$[+]	Invoiced and Paid in Advance of Payment to Vendor
Central Lab Vendor				$[+]	Invoiced and Paid in Advance of Payment to Vendor
IWRS Vendor				$[+]	Invoiced and Paid in Advance of Payment to Vendor
EDC Platform Usage Fees				$[+]	Invoiced as Actuals Monthly
Copying/Printing/Supplies				$[+]	Invoiced as Actuals Monthly
Postal & Shipping Fees				$[+]	Invoiced as Actuals Monthly
Sponsor/Internal - Teleconference System				$[+]	Invoiced as Actuals Monthly
Total Pass-through Budget:				$[+]

Grand Total Budget:				$[+]

Amendment #1 to Oramed Clinial Research Organization Services Agreement

Protocol # ORA-D-015